Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Wisconsin Energy Corporation (the "Company") on Form 10-Q for the period ended September 30 2009, as filed with the Securities and Exchange Commission on October 30, 2009 (the "Report"), I, Allen L. Leverett, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

        (1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ALLEN L. LEVERETT
Allen L. Leverett
Chief Financial Officer
October 30, 2009